                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Santa Fe Pacific Corporaton
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          Santa Fe Pacific Corporaton
- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box): (/1/)

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                        THE WALL STREET JOURNAL WEDNESDAY, FEBRUARY 1, 1995  C13
================================================================================



                    [LOGO -- SANTA FE PACIFIC CORPORATION]




                     KEEP YOUR SANTA FE INVESTMENT GROWING
                     VOTE FOR THE BN-SANTA FE MERGER TODAY
                          ---



                              [LOGO -- SANTA FE]




                PROXIES MUST BE RECEIVED BY TUESDAY, FEBRUARY 7




- ----------------------------------- IMPORTANT ----------------------------------

Please make sure your latest dated proxy is a WHITE card with a BLUE STRIPE voting FOR the Burlington Northern-Santa Fe merger. A FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER. If you have any questions or need assistance voting your Santa Fe shares, please call either of our proxy solicitors:

      D.F. KING & CO., INC.           or          MACKENZIE PARTNERS, INC.
  at 1-800-697-6974 (toll free)                at 1-800-322-2885 (toll free)

- --------------------------------------------------------------------------------

February 1, 1995